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                                31,937,100 SHARES

                           GALILEO INTERNATIONAL, INC.

                          COMMON STOCK, $.01 PAR VALUE







                             UNDERWRITING AGREEMENT














May __, 1999
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                                                              May __, 1999




Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

Dear Sirs and Mesdames:

         Certain stockholders (the "SELLING STOCKHOLDERS") of Galileo International, Inc., a Delaware corporation (the "COMPANY"), named in Schedule I hereto severally propose to sell to the several Underwriters (as defined below) an aggregate of 31,937,100 shares of the common stock, par value $.01 per share, of the Company (the "FIRM SHARES"), each Selling Stockholder selling the number of shares set forth opposite such Selling Stockholder's name in Schedule I hereto.

         It is understood that, subject to the conditions hereinafter stated, 25,549,680 Firm Shares (the "U.S. FIRM SHARES") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. UNDERWRITERS") in connection with the offering and sale of such U.S. Firm Shares in the United




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States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Underwriters of even date herewith), and 6,387,420 Firm Shares (the "INTERNATIONAL SHARES") will be sold to the several International Underwriters named in Schedule III hereto (the "INTERNATIONAL UNDERWRITERS") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Lehman Brothers Inc. and Salomon Smith Barney Inc. shall act as representatives (the "U.S. REPRESENTATIVES") of the several U.S. Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "UNDERWRITERS."

         Certain of the Selling Stockholders also propose to sell to the several U.S. Underwriters not more than an additional 4,790,500 shares of the common stock, par value $.01 per share, of the Company (the "ADDITIONAL SHARES"), each such Selling Stockholder offering to sell the number of Additional Shares set forth opposite such Selling Stockholder's name in Schedule I hereto, if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of common stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK."

         The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (File No. 333-77773) relating to the Shares. The registration statement contains two prospectuses, the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the



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Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

           1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.



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          (d) Each significant subsidiary (as that term is defined in Regulation
     S-X under the Securities Act) of the Company has been duly organized, is validly existing, is in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each significant subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) This Agreement has been duly authorized, executed and delivered by the Company.

          (f) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

          (g) The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of (i) the certificate of incorporation or by-laws of the Company, (ii) any applicable law or any agreement or other instrument binding upon the Company or any of its subsidiaries, except for any contraventions as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or would materially and adversely affect the consummation by the Company of the transactions contemplated by this Agreement, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the Securities Act and the Exchange Act, the securities or Blue



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     Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Shares.

          (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (k) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (l) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (m) To the best of its knowledge, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate,



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     reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock (other than pursuant to the share repurchase program described in the Prospectus), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (o) Except as described in the Prospectus under "Relationship With Airline Stockholders and Certain Transactions -- Registration Rights Agreement" and "Shares Eligible for Future Sale -- Registration Rights Agreement," there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

          (p) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, software, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.



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          (q) The Company and its subsidiaries possess all material
     certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

           2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

          (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement will not contravene any provision of (i) the certificate of incorporation or by-laws or other constitutive documents of such Selling Stockholder, (ii) any applicable law or any agreement or other instrument binding upon such Selling Stockholder, except for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by this Agreement or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Stockholders' Agreement, dated as of July 30, 1997, among the Company, Certain of its Stockholders and Certain Related Parties of Such Stockholders, except such as may be required by the Securities Act, the securities or Blue Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Shares.

          (c) Such Selling Stockholder has valid title to the Shares to be sold by such Selling Stockholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.



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          (d) Delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (e) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, at the time of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 2(e) apply only to statements or omissions in the Registration Statement or the Prospectus based upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein. It is understood and agreed that the only written information furnished to the Company by each respective Selling Stockholder specifically for use in the Registration Statement is the information relating to such Selling Stockholder set forth in the table under the caption "Principal and Selling Stockholders" in the Prospectus.

          (f) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities.

           3. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Stockholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Selling



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Stockholder at U.S.$__ a share (the "PURCHASE PRICE") the number of Firm Shares
(subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth in
Schedule II or Schedule III hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each of the Selling Stockholders identified on Schedule I as offering Additional Shares hereunder agrees to sell to the U.S. Underwriters such Additional Shares, and the U.S. Underwriters shall have a right to purchase, from time to time during the 30 days after the date of this Agreement, severally and not jointly, up to an aggregate of 4,790,500 Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company and such Selling Stockholders in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice; provided that if such date is after the Closing Date, such date shall be at least two business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares. If any Additional Shares are to be purchased, each of the Selling Stockholders identified on Schedule I as offering Additional Shares hereunder agrees, severally and not jointly, to sell the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Additional Shares offered set forth in Schedule I hereto opposite the name of such Selling Stockholder bears to the total number of Additional Shares offered.

         Each of the Company and each Selling Stockholder hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to



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purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than any such transaction between a Selling Stockholder and any affiliate thereof provided that such affiliate has delivered to you on or before the date of such transaction, a lock-up agreement, substantially in the form of Exhibit K hereto) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the Shares to be sold hereunder, (2) the sale of any Additional Shares to the Company, to the extent that such Additional Shares are not purchased pursuant to the option granted under Section 3 hereof or (3) the issuance by the Company of any shares of Common Stock or other securities or the grant by the Company of any awards pursuant to the Company's benefit plans in existence on the date hereof, including, without limitation, the Company's 1997 Stock Incentive Plan, 1999 Equity and Performance Incentive Plan and Non-Employee Director Stock Plan. In addition, each Selling Stockholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

           4. Terms of Public Offering. The Company and the Selling Stockholders are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Selling Stockholders are further advised by you that the Shares are to be offered to the public initially at U.S.$__ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$__ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$__ a share, to any Underwriter or to certain other dealers.

           5. Payment and Delivery. Payment for the Firm Shares to be sold by each Selling Stockholder shall be made to such Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on June __, 1999, or at such other time on the same or such other date, not later than June __, 1999, as shall be designated in writing by



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you.  The time and date of such payment are herein referred to as the "CLOSING
DATE."

         Payment for any Additional Shares shall be made to the Selling Stockholders in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several U.S. Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than June __, 1999, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

         Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

           6. Conditions to the Underwriters' Obligations. The obligations of the Selling Stockholders to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 3:00 P.M. (New York City time) on the date hereof.

         The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

                       (i) there shall not have occurred any downgrading, nor
                  shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and



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                      (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b)  The Underwriters shall have received on the Closing
                       Date:

                       (i) a certificate of the Company, dated the Closing Date
                  and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date (the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened); and

                      (ii) a certificate of each Selling Stockholder, dated the
                  Closing Date and signed by an officer of such Selling Stockholder, to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          (c) The Underwriters shall have received on the Closing Date a letter and an opinion of Shearman & Sterling, outside counsel for the Company, dated the Closing Date, in the forms attached hereto as Exhibits A1 and A2, respectively.

          (d) The Underwriters shall have received on the Closing Date an opinion of Anthony C. Swanagan, Vice President, Legal of the Company, dated the Closing Date, in the form attached hereto as Exhibit B.

          (e) The Underwriters shall have received on the Closing Date an opinion of Studio Legale Vassalli, Italian counsel to Alitalia-Linee Aeree Italiane S.p.A. and Racom Teledata S.p.A., dated the Closing Date, in the form attached hereto as Exhibit C, and an opinion of White & Case, U.S. counsel to Alitalia-Linee Aeree Italiane S.p.A. and Racom Teledata S.p.A., dated the Closing Date, in the form attached hereto as Exhibit D.

          (f) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, New York and U.S. counsel to US Airways, Inc. and US Airways Investment Management Company, Inc. ("USAIMC"), dated the Closing Date, in the form attached hereto as Exhibit E-1 and an opinion of , Nevada counsel to USAIMC, dated the Closing Date, in the form attached hereto as Exhibit E-2.

          (g) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to United Air Lines, Inc. and Covia LLC, dated the Closing Date, in the form attached hereto as Exhibit F.

          (h) The Underwriters shall have received on the Closing Date an opinion of Anthony Hellegers, Dutch counsel to Koninklijke Luchtvaart Maatschappij N.V. and Travel Industry Systems B.V., dated the Closing Date, in the form attached hereto as Exhibit G, and an opinion of Cravath, Swaine & Moore, U.S. counsel to Koninklijke Luchtvaart Maatschappij N.V. and Travel Industry Systems B.V., dated the Closing Date, in the form attached hereto as Exhibit H.

          (i) The Underwriters shall have received on the Closing Date an opinion of _____, Portuguese counsel to Transportes Aereos Portugueses S.A. and Coporga, Inc., dated the Closing Date, in the form attached hereto as
     Exhibit I, and an opinion of ___, U.S. counsel to Transportes Aereos Portugueses S.A. and Coporga, Inc., dated the Closing Date, in the form attached hereto as Exhibit J.

          (j) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to Morgan Stanley & Co. Incorporated.

          The opinions described in paragraphs (c), (d), (e), (f), (g), (h) and
     (i) above shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

          (k) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, and in accountants' review reports to underwriters pursuant to Statement on Standards for Attestation Engagements 8 with respect to the section of the Prospectus captioned "Management's Discussion and Analysis of Financial Condition and Results of Operations"; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (l) The "lock-up" agreements, each substantially in the form of Exhibit K hereto, between you and each of the executive officers and directors of the Company, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (m) The agreements referred to in Section 3(c) of the Registration Rights Agreement dated as of July 30, 1997 among the Company and the Original Stockholders referred to therein, under which the Holders (as therein defined) have agreed not to effect any sale, disposition or distribution of any Common Stock (as therein defined), or securities exercisable for or convertible or exchangeable into Common Stock, except under the circumstances therein provided, shall be in full force and effect on the Closing Date.

         The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

           7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, seven signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law. The expense of complying with this Section 7(c) shall be borne by the Company in respect of any amendment or supplement required during the nine-month period after effectiveness of the Registration Statement and by the Underwriters thereafter.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending June 30, 2000 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

           8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, to the extent not paid by the Selling Stockholders, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) any costs and expenses incident to listing the Shares on the New York Stock Exchange and foreign stock exchanges,
(vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each Selling Stockholder agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including the fees, disbursements and expenses of such Selling Stockholder's U.S. and local counsel, but not including any of the expenses payable by the Company as set forth above, and all costs and expenses related to the transfer and delivery of such Selling Stockholder's Shares to the Underwriters, including any transfer or other taxes payable thereon. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

           9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter or Selling Stockholder furnished to the Company in writing by such Underwriter through you or by such Selling Stockholder, respectively, expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

         (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided, that (i) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased any Shares, to the extent that a prospectus relating to such Shares was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter, and (ii) the liability of any Selling Stockholder pursuant to this paragraph (b) shall be limited to an amount equal to the total net proceeds received by such Selling Stockholder from the sale of Shares by such Selling Stockholder.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Stockholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section 9, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and
(iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by a majority in interest of the Selling Stockholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (e) To the extent the indemnification provided for in paragraph (a),
(b) or (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Stockholders, considered as a group, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company or the Selling Stockholders on the one hand and the Underwriters on the other hand (and the relative fault of the Company and the Selling Stockholders as among themselves) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders (or by the Company or a particular Selling Stockholder, as among the Company and the Selling Stockholders) or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The Selling Stockholders' respective obligations to contribute pursuant to this Section 9 are several in proportion to the net proceeds from the sale of Shares by each such Selling Stockholder hereunder, and not joint.

         (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the net proceeds received from the sale of Shares by such Selling Stockholder exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
(ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

         (h) The provisions of this Section 9 shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification and contribution.

          10. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the Chicago Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade,
(ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedules II and III bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you or the relevant Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the

Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any U.S. Underwriter or U.S. Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting U.S. Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting U.S. Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting U.S. Underwriter from liability in respect of any default of such U.S. Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Stockholder shall be unable to perform its obligations under this Agreement, the party or parties whose failure, refusal or inability to perform will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                           Very truly yours,

                           GALILEO INTERNATIONAL, INC.


                           By:____________________________
                                    Name:
                                    Title:


                           RACOM TELEDATA S.P.A.


                           By:____________________________
                                    Name:
                                    Title:


                           US AIRWAYS INVESTMENT MANAGEMENT
                           COMPANY, INC.


                           By:____________________________
                                    Name:
                                    Title:


                           COVIA LLC


                           By:____________________________
                                    Name:
                                    Title:

                           TRAVEL INDUSTRY SYSTEMS B.V.


                           By:____________________________
                                    Name:
                                    Title:


                           By:____________________________
                                    Name:
                                    Title:



                           COPORGA, INC.


                           By:____________________________
                                    Name:
                                    Title:

                     Accepted as of the date hereof

                     MORGAN STANLEY & CO. INCORPORATED
                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED
                     ABN AMRO INCORPORATED
                     LEHMAN BROTHERS INC.
                     SALOMON SMITH BARNEY INC
                              Acting severally on behalf of themselves and the several U.S. Underwriters named in
                              Schedule II hereto.

                                      By: Morgan Stanley & Co.
                                               Incorporated

                                      By:____________________________
                                               Name:
                                               Title:


                     MORGAN STANLEY & CO. INTERNATIONAL
                              LIMITED
                     MERRILL LYNCH INTERNATIONAL
                     ABN AMRO ROTHSCHILD
                     LEHMAN BROTHERS INTERNATIONAL (EUROPE)
                     SALOMON BROTHERS INTERNATIONAL LIMITED
                              Acting severally on behalf of themselves and the several International Underwriters named in Schedule III hereto.

                                      By: Morgan Stanley & Co. International
                                               Limited

                                      By:____________________________
                                               Name:
                                               Title:

                                   SCHEDULE I


                                                        Number of Firm           Number of
                                                         Shares to Be            Additional
               Selling Stockholder                           Sold               Shares Offered

Racom Teledata S.p.A.                                       1,258,277              241,723
US Airways Investment Management                            7,000,400                    --
Company, Inc.
Covia LLC                                                  14,679,898            2,820,102
Travel Industry Systems B.V.                                8,924,707            1,714,493
Coporga, Inc.                                                  73,818               14,182
                                                            ---------            ---------

     Total                                                31,937,100             4,790,500
                                                          ==========             =========

                                   SCHEDULE II


                                                                        Number of Firm Shares
                        U.S. Underwriter                                   to Be Purchased
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.

     Total                                                                               25,549,680
                                                                                         ==========

                                          SCHEDULE III

                                                                        Number of Firm Shares
                    International Underwriter                              to Be Purchased

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited

     Total                                                                                6,387,420
                                                                                          =========

                                                                      Exhibit A1
                                                  Letter of Shearman & Sterling,
                                                 outside counsel for the Company


                                             , 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

                                   Galileo International, Inc.
                                         Public Offering

Ladies and Gentlemen:

         We have acted as counsel for Galileo International, Inc., a Delaware corporation (the "Company"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, the Company and the Selling Stockholders named in the Underwriting Agreement, of 31,937,100 shares of the Company's common stock, $.01 par value.

         In our capacity as counsel to the Company, we have examined signed copies of the registration statement on Form S-3 (No. 333-77773) filed by the



                                      A1-1

Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on May 5, 1999, and of amendment 1 thereto filed by the Company with the Commission on May 12, 1999 and copies of the related prospectuses. The registration statement as amended at the time when it became effective, including the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, and also including the exhibits thereto and the documents incorporated by reference therein, is hereinafter referred to as the "Registration Statement," and the final U.S. prospectus dated May __, 1999 and the final international prospectus dated May __, 1999, in the forms filed by the Company pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, are hereinafter collectively referred to as the "Prospectus".

         We have also reviewed and participated in discussions concerning the preparation of the Registration Statement and the Prospectus with certain officers and employees of the Company, with its counsel and its auditors, and with representatives of the Underwriters. The limitations inherent in the independent verification of factual matters and in the role of outside counsel are such, however, that we cannot and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement or the Prospectus, except as set forth in paragraph 3 of our opinion addressed to you, dated the date hereof.

         Subject to the limitations set forth in the immediately preceding paragraph, we advise you that, on the basis of the information we gained in the course of performing the services referred to above, (i) in our opinion, the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical data contained therein or omitted therefrom, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder; (ii) no facts came to our attention which gave us reason to believe that (a) the Registration Statement (other than the financial statements and other financial and statistical data contained therein or omitted therefrom, as to which we have not been requested to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and other financial and statistical data contained therein or omitted therefrom, as to which we have not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the

                                      A1-2
circumstances under which they were made, not misleading; and (iii) we do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement that is not so filed.

         This letter is being rendered to you at the request of Galileo International, Inc. pursuant to Section 6(c) of the Underwriting Agreement and is solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                    Very truly yours,

                                    Shearman & Sterling


                                      A1-3

                                                                      Exhibit A2
                                                 Opinion of Shearman & Sterling,
                                                 outside counsel for the Company


                                          June __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

                                   Galileo International, Inc.
                                         Public Offering

Ladies and Gentlemen:

         We have acted as counsel for Galileo International, Inc., a Delaware corporation (the "Company"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, the Company and the Selling Stockholders named in the Underwriting Agreement (the "Selling Stockholders"), of 31,937,100 shares of the Company's common stock, $.01 par value (the "Common Stock").

         In our capacity as counsel to the Company, we have examined signed copies of the registration statement on Form S-3 (No. 333-77773) filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"),



                                      A2-1
with the Securities and Exchange Commission (the "Commission") on May 5, 1999, and of amendment 1 thereto filed by the Company with the Commission on May 12, 1999, and copies of the related prospectuses. The registration statement as amended at the time when it became effective, including the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, and also including the exhibits thereto and the documents incorporated by reference therein, is hereinafter referred to as the "Registration Statement", and the final U.S. prospectus dated May __, 1999 and the final international prospectus dated May __, 1999, in the forms filed by the Company pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, are hereinafter collectively referred to as the "Prospectus".

         A member of the Staff of the Commission advised us orally that the Registration Statement became effective under the Securities Act. The Prospectus has been filed with the Commission in the manner and within the time period required by Rules 430A and 424(b) under the Securities Act. To our knowledge, no stop order suspending the effectiveness of the Registration Statement since its effective date has been issued under the Securities Act and no proceedings for such purpose have been initiated or threatened by the Commission.

         We have also examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

         Our opinion set forth below is limited to the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, and we do not express any opinion herein concerning any other law.

         Based upon and subject to the foregoing, we are of the opinion that:

                  1. the Company has been duly incorporated and is validly existing as a corporation in good standing under the law of the State of Delaware, with corporate power and authority under such law to own its property and to conduct its business as described in the Prospectus;


                                      A2-2

                  2. the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

                  3. the statements (a) in the Prospectus under the captions "Relationship with Airline Stockholders and Certain Transactions", "Description of Capital Stock," "Material United States Federal Tax Consequences to Non-U.S. Holders" and "Underwriters" and (b) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  4. the shares of Common Stock, including the shares of Common Stock sold to the Underwriters today by the Selling Stockholders, have been duly authorized and are validly issued, fully paid and non-assessable;

                  5. the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                  6. the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene any provision of (a) the certificate of incorporation or by-laws of the Company or (b) the federal law of the United States or the law of the State of New York, except in the case of this clause (b) for any contraventions as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or materially and adversely affect the consummation by the Company of the transactions contemplated by the Underwriting Agreement; and

                  7. no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of New York is required for the performance by the Company of its obligations under the Underwriting Agreement, except as may be required by the registration provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, or the securities or Blue Sky laws of the State of New York.

         This opinion is being rendered to you at the request of Galileo International, Inc. pursuant to Section 6(c) of the Underwriting Agreement and is



                                      A2-3
solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                            Shearman & Sterling


                                      A2-4

                                                                       Exhibit B
                                                  Opinion of Anthony C. Swanagan
                                            Vice President, Legal of the Company


                                          June __, 1999


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


                           Galileo International, Inc.
                                 Public Offering

Ladies and Gentlemen:

         I am Vice President, Legal of Galileo International, Inc., a Delaware corporation (the "Company"), and have acted as counsel to the Company in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, the Company and the Selling Stockholders named in the Underwriting Agreement (the "Selling Stockholders"), of 31,937,100 shares of the Company's common stock, $.01 par value, (the "Common Stock").

         In my capacity as counsel to the Company, I have examined signed copies of the registration statement on Form S-3 (No. 333-77773) filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on May 5, 1999, and of amendment 1 thereto filed by the Company with the Commission on May 12, 1999 and copies of the related prospectuses. The registration statement as amended at the time when it became effective, including the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, and also including the exhibits thereto and the documents incorporated by reference therein, is hereinafter referred to as the "Registration Statement", and the final U.S. prospectus dated May __, 1999 and the final international prospectus dated May __, 1999, in the forms filed by the Company pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, are hereinafter collectively referred to as the "Prospectus".

         I have also examined and relied as to factual matters upon the representations and warranties of persons other than the Company contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies.

         My opinion set forth below is limited to the law of the State of Illinois, the General Corporation Law of the State of Delaware and the federal law of the United States, and I do not express any opinion herein concerning any other law.

         Based upon and subject to the foregoing, I am of the opinion that:

                   1. the Company has been duly incorporated and is validly existing as a corporation in good standing under the law of the State of Delaware, with corporate power and authority under such law to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                  2. each of [Galileo International, L.L.C., Apollo Galileo USA Sub I, Inc. and Apollo Galileo USA Sub II, Inc.] has been duly incorporated or organized and is validly existing in good standing under the law of the jurisdiction of its incorporation or organization, with power and authority under such law to own its property and to conduct its business as described in the Prospectus;

                  3. the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene any provision of (a) the federal law of the United States or the law of the State of Illinois, or, to my knowledge, any agreement or other instrument that is binding upon the Company and that is material to the Company and its subsidiaries, taken as a whole, except in the case of this clause (a) for any contraventions as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or materially and adversely affect the consummation by the Company of the transactions contemplated by the Underwriting Agreement, or (b) to my knowledge, any judgment, order or decree of any governmental body, agency or court of the United States of America or the State of Illinois having jurisdiction over the Company;

                  4. no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of Illinois is required for the performance by the Company of its obligations under the Underwriting Agreement, except as may be required by the Securities Act or the securities or Blue Sky laws of the State of Illinois; and

                  5. to my knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

         I have not verified, and am not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. I have, however, reviewed and participated in discussions concerning the preparation of the Registration Statement and the Prospectus with certain officers and employees of the Company, with its auditors, and with representatives of the Underwriters. In the course of this review and discussion, no facts came to my attention which gave me reason to believe that (a) the Registration Statement (other than the financial statements and other financial and statistical data contained therein or omitted therefrom, as to which I have not been requested to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and other financial and statistical data contained therein or omitted therefrom, as to which I have not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         This opinion is being rendered to you at the request of Galileo International, Inc. pursuant to Section 6(d) of the Underwriting Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                            Anthony C. Swanagan
                                            Vice President, Legal

                                                                       Exhibit C
                                              Opinion of Studio Legale Vassalli,
                                       Italian Counsel for Racom Teledata S.p.A.


                                                            Milan, June __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


                           Galileo International, Inc.
                                Public Offering

Ladies and Gentlemen:

         I have acted as counsel for Racom Teledata S.p.A., an Italian airline services distributor with registered offices in Rome, Viale Marchett, 111 (the "Selling Stockholder") belonging to Alitalia Linee Aeree Italiane S.p.A., in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $0.01 par value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement (the "Shares").

         In such capacity, I have examined and relied as to factual matters upon the representation and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity of the originals of all documents submitted to me as copies.

         My opinion set forth below is limited to the law of the Republic of Italy, and do not express any opinion herein concerning any other law.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. the Selling Stockholder has been duly incorporated and is validly existing as a Societa per Azioni ("S.p.A.") in good standing under the law of the Republic of Italy, with corporate power and authority under such law to enter into and perform its obligations under the Underwriting Agreement and to sell, transfer and deliver the Shares as contemplated thereby;

         2. the Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder;

         3. the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of (a) the certificate of incorporation or by-laws or other constitutive documents of the Selling Stockholder, (b) the laws of the Republic of Italy, or, to my knowledge, any agreement or other instrument that is binding upon the Selling Stockholder and that is material to the Selling Stockholder and its affiliates, taken as a whole, except in the case of this clause
         (b) for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by the Underwriting Agreement, or (c) to my knowledge, any judgment, order or decree of any governmental body, agency or court of the Republic of Italy having jurisdiction over the Selling Stockholder;

         4. no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court of the Republic of Italy is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement except as may be required by the securities or similar laws of the Republic of Italy; and

         5. to the extent the matter is governed or affected by the law of the Republic of Italy, the Selling Stockholder has valid title to the Shares, and delivery of the Shares pursuant to the Underwriting Agreement will pass title to the Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

         This opinion is being rendered to you at the request of Racom Teledata S.p.A. pursuant to Section 6(e) of the Underwriting Agreement. This opinion is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,



                                                     Avv. Roberto Cornetta

                                                                       Exhibit D
                                                        Opinion of White & Case,
                       U.S. Counsel for Alitalia-Linee Aeree Italiane S.p.A. and
                                                           Racom Teledata S.p.A.

                                  June __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


                           Galileo International, Inc.
                                 Public Offering

Ladies and Gentlemen:

         We have acted as U.S. counsel for Alitalia-Linee Aeree Italiane S.p.A., an Italian corporation, and its subsidiary Racom Teledata S.p.A., an Italian corporation (the "Selling Stockholder"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement (the "Shares").

         We have also examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

         Our opinion set forth below is limited to the law of the State of New York and the federal law of the United States, and assumes without independent inquiry the correctness of the opinion of counsel for the Selling Stockholder furnished to you today pursuant to Section 6(e) of the Underwriting Agreement.

         Based upon and subject to the foregoing, we are of opinion that:

                  1. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of the federal law of the United States or the law of the State of New York, except for any contraventions as would not materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement.

                  2. No consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of New York is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement, except as may be required by the Securities Act or the securities or Blue Sky laws of the State of New York.

                  3. To the extent the matter is governed by the law of the State of New York or the General Corporation Law of the State of Delaware, and assuming that each of the Underwriters acquired its interest in such Shares delivered to it in good faith and without notice of any adverse claims, upon delivery of such Shares to such Underwriter endorsed to it or in blank in the State of New York, such Underwriter will acquire ownership of such Shares free of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York).

         This letter is being rendered to you at the request of Alitalia-Linee Aeree Italiane S.p.A. and Racom Teledata S.p.A. pursuant to Section 6(e) of the Underwriting Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                                                     Exhibit E-1
                             Opinion of Skadden, Arps, Slate, Meagher & Flom LLP New York Counsel and U.S. Counsel for US Airways, Inc. and US Airways
                                             Investment Management Company, Inc.



                                  June __, 1999


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


Ladies and Gentlemen:

         We have acted as special counsel to US Airways, Inc., a Delaware corporation, and its wholly owned subsidiary, US Airways Investment Management Company, Inc., a Nevada corporation (the "Selling Stockholder"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par


                                      E-1-1
value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement (the "Shares").

         We are furnishing this opinion to you pursuant to Section 6(f) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the registration statement on Form S-3 (File No. 333-77773) of the Company relating to shares of common stock of the Company, as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") (such registration statement, as so amended and declared effective by the Commission, being hereinafter referred to as the "Registration Statement"); (ii) the final prospectus, dated May __, 1999 relating to the Shares (the "Prospectus"); (iii) the certificate representing the Shares; and
(iv) the Underwriting Agreement. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company, The Selling Stockholder and others and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed or to be executed by parties other than the Selling Stockholder, we have assumed that such parties had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and (except to the extent set forth in paragraph 2 below) the validity and binding effect thereof. In addition, we have assumed that the Shares have been duly and validly authorized and issued by the Company and are fully paid and non-assessable. To the extent that any document, agreement or instrument reviewed by us for purposes of this opinion is governed by laws other than those of the State of New York, the United States of America or the General Corporation Law of the State of Delaware, our opinions herein are based solely on the plain meaning of such documents, agreements or instruments. As to any facts material to the opinions expressed herein that we have not independently established or verified, we have relied upon oral or written statements


                                      E-1-2
and representations of officers and other representatives of the Company and others.

         As used in this opinion, (a) the term "Applicable Laws" means the laws of the State of New York and the federal laws of the United States of America (except for antifraud laws, federal and state securities and antitrust laws and the rules and regulations of the National Association of Securities Dealers, Inc.) that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, but without having made any special investigation as to the applicability of any other law, rule or regulation; and (b) the term "Governmental Authorities" means any New York or federal executive, legislative, judicial, administrative or regulatory body having jurisdiction under Applicable Laws.

         Members of our firm are admitted to the bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction other than the federal laws of the United States of America to the extent specifically referred to herein.

         Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

           1. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene (A) any provision of any Applicable Law, (B) to our knowledge, any agreement or instrument that is binding upon the Selling Stockholder and that is material to the Selling Stockholder and its affiliates, taken as a whole, or (C) to our knowledge, any judgment, order or decree of any governmental body, agency or court of the United States or the State of New York having jurisdiction over the Selling Stockholder, except, in the case of clause (A) or (B), for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement.

           2. No consent, approval, authorization or order of, or qualification with, any Governmental Authority pursuant to Applicable Law is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement.

           3. Assuming that each of the Underwriters acquires its interest in the Shares in good faith and without notice of any adverse claims, upon delivery of the Shares to each Underwriter endorsed to it or in blank in the State of New York, each Underwriter will acquire ownership of such Shares free of any adverse


                                      E-1-3
claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York).

         This opinion is furnished to you solely for your benefit in connection with the closing under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our prior express written permission.


                                    Very truly yours,


                                      E-1-4

                                                                     Exhibit E-2
                                               Opinion of _____________________,
                                         Nevada Counsel for US Airways, Inc. and
                                  US Airways Investment Management Company, Inc.



                                  June __, 1999


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


Ladies and Gentlemen:

         We have acted as special counsel to US Airways, Inc., a Delaware corporation, and its wholly owned subsidiary, US Airways Investment Management Company, Inc., a Nevada corporation (the "Selling Stockholder"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par


                                      E-2-1
value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement (the "Shares").

         We are furnishing this opinion to you pursuant to Section 6(f) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the registration statement on Form S-3 (File No. 333-77773) of the Company relating to shares of common stock of the Company, as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") (such registration statement, as so amended and declared effective by the Commission, being hereinafter referred to as the "Registration Statement"); (ii) the final prospectus, dated May __, 1999 relating to the Shares (the "Prospectus"); (iii) the certificate representing the Shares; (iv) the Articles of Incorporation of the Company as in effect on the date hereof (the "Articles of Incorporation"); (v) the By-Laws of the Company as in effect on the date hereof (the "By-Laws"); (vi) the Underwriting Agreement; and (vii) certain resolutions of the Board of Directors of the Company, relating to, among other things, the sale of the Shares. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and others and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed or to be executed by parties other than the Selling Stockholder, we have assumed that such parties had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and (except to the extent set forth in paragraph 4 below) the validity and binding effect thereof. In addition, we have assumed that the Shares have been duly and validly authorized and issued by the Company and are fully paid and non-assessable. To the extent that any document, agreement or instrument reviewed by us for purposes of this opinion is governed by laws other than those of the State of Nevada, our opinions herein are based solely on the plain meaning of such documents, agreements or instruments. As to


                                      E-2-2
any facts material to the opinions expressed herein that we have not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

         As used in this opinion, (a) the term "Applicable Laws" means only the laws of the State of Nevada and the United States of America (except for antifraud laws, federal and state securities and antitrust laws and the rules and regulations of the National Association of Securities Dealers, Inc.) that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, but without having made any special investigation as to the applicability of any other law, rule or regulation; and
(b) the term "Governmental Authorities" means any Nevada or federal executive, legislative, judicial, administrative or regulatory body having jurisdiction under Applicable Laws.

         Members of our firm are admitted to the bar in the State of Nevada, and we do not express any opinion as to the laws of any other jurisdiction other than the laws of the State of Nevada and the laws of the United States of America to the extent specifically referred to herein.

         Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

           1. The Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the law of Nevada, with corporate power and authority under such law to enter into and perform its obligations under the Underwriting Agreement and to sell, transfer and deliver the Shares as contemplated thereby. Our opinion with respect to valid existence and good standing of the Selling Stockholder is based solely on a certificate of the Secretary of State of Nevada.

           2. The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

           3. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene (A) the Articles of Incorporation or By-Laws, (B) any provision of any Applicable Law, (C) to our knowledge, any agreement or instrument that is binding upon the Selling Stockholder and that is material to the Selling Stockholder and its affiliates, taken as a whole, or (D) to our knowledge, any judgment, order or decree of any governmental body, agency or court of Nevada having jurisdiction over the Selling Stockholder, except, in the case of clause (B) or (C), for any contraventions as would not individually or in the


                                      E-2-3
aggregate materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement.

           4. No consent, approval, authorization or order of, or qualification with, any Governmental Authority pursuant to Applicable Law is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement.

         This opinion is furnished to you solely for your benefit in connection with the closing under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our prior express written permission.


                                    Very truly yours,


                                      E-2-4

                                                                       Exhibit F
                             Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                                Counsel for United Air Lines, Inc. and Covia LLC


                                  June __, 1999


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


Ladies and Gentlemen:

         We have acted as special counsel to United Air Lines, Inc., a Delaware corporation, and Covia LLC, a Delaware limited liability company (the "Selling Stockholder"), the sole member of which is United Air Lines, Inc., in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement (the "Shares").

         We are furnishing this opinion to you pursuant to Section 6(g) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the registration statement on Form S-3 (File No. 333-77773) of the Company relating to shares of common stock of the Company, as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") (such registration statement, as so amended and declared effective by the Commission, being hereinafter referred to as the "Registration Statement"); (ii) the final prospectus, dated May __, 1999 relating to the Shares (the "Prospectus"); (iii) the certificate representing the Shares; (iv) the Limited Liability Company Agreement of the Selling Stockholder as in effect on the date hereof (the "Limited Liability Company Agreement"); (v) the Underwriting Agreement; and (vii) certain resolutions of the sole member of the Selling Stockholder, relating to, among other things, the sale of the Shares. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and others and such agreements, certificates of public officials, certificates of officers or other representatives of the Company, the Selling Stockholder and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed or to be executed by parties other than the Selling Stockholder, we have assumed that such parties had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and (except to the extent set forth in paragraph 4 below) the validity and binding effect thereof. In addition, we have assumed that the Shares have been duly and validly authorized and issued by the Company and are fully paid and non-assessable. To the extent that any document, agreement or instrument reviewed by us for purposes of this opinion is governed by laws other than those of the State of New York, the United States of America or the Delaware Limited Liability Company Act, our opinions herein are based solely on the plain meaning of such documents, agreements or instruments. As to any facts material to the opinions expressed herein that we have not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

         As used in this opinion, (a) the term "Applicable Laws" means only the Delaware Limited Liability Company Act and the laws of the State of New York and the United States of America (except for antifraud laws, federal and state securities and antitrust laws and the rules and regulations of the National Association of Securities Dealers, Inc.) that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, but with out having made any special investigation as to the applicability of any other law, rule or regulation; and (b) the term "Governmental Authorities" means any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body having jurisdiction under Applicable Laws.

         Members of our firm are admitted to the bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction other than the Delaware Limited Liability Company Act and the federal laws of the United States of America to the extent specifically referred to herein.

         Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

           1. The Selling Stockholder has been duly organized and is validly existing as a limited liability company in good standing under the law of Delaware, with power and authority under such law to enter into and perform its obligations under the Underwriting Agreement and to sell, transfer and deliver the Shares as contemplated thereby. Our opinion with respect to valid existence and good standing of the Selling Stockholder is based solely on a certificate of the Secretary of State of Delaware.

           2. The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

           3. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene (A) the Limited Liability Company Agreement, (B) any provision of any Applicable Law, (C) to our knowledge, any agreement or other instrument that is binding upon the Selling Stockholder and that is material to the Selling Stockholder and its affiliates, taken as a whole, or (D) to our knowledge, any judgment, order or decree of any governmental body, agency or court of the United States, the State of New York or the State of Delaware having jurisdiction over the Selling Stockholder, except, in the case of clause (B) or (C), for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement.

           4. No consent, approval, authorization or order of, or qualification with, any Governmental Authority pursuant to Applicable Law is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement.

           5. Assuming that each of the Underwriters acquires its interest in the Shares in good faith and without notice of any adverse claims, upon delivery of the Shares to each Underwriter endorsed to it or in blank in the State of New York, each Underwriter will acquire ownership of such Shares free of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York).

         This opinion is furnished to you solely for your benefit in connection with the closing under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our prior express written permission.

                                            Very truly yours,

                                                                       Exhibit G
                                                   Opinion of Anthony Hellegers,
                                        Dutch Counsel for Koninklijke Luchtvaart
                              Maatschappij N.V. and Travel Industry Systems B.V.


                                                                   June __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


                           Galileo International, Inc.
                                Public Offering

Ladies and Gentlemen:

         I have acted as counsel for Koninklijke Luchtvaart Maatschappij N.V. and Travel Industry Systems B.V. (the "Selling Stockholder") in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $0.01 par value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement
(the "Shares").

         In such capacity, I have examined and relied as to factual matters upon the representation and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity of the originals of all documents submitted to me as copies.

         My opinion set forth below is limited to the law of The Netherlands, and do not express any opinion herein concerning any other law.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. the Selling Stockholder has been duly incorporated and is validly existing as a __ in good standing under the law of The Netherlands, with corporate power and authority under such law to enter into and perform its obligations under the Underwriting Agreement and to sell, transfer and deliver the Shares as contemplated thereby;

         2. the Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder;

         3. the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of (a) the certificate of incorporation or by-laws or other constitutive documents of the Selling Stockholder, (b) the laws of The Netherlands, or, to my knowledge, any agreement or other instrument that is binding upon the Selling Stockholder and that is material to the Selling Stockholder and its affiliates, taken as a whole, except in the case of this clause (b) for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by the Underwriting Agreement, or (c) to my knowledge, any judgment, order or decree of any governmental body, agency or court of The Netherlands having jurisdiction over the Selling Stockholder;

         4. no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court of The Netherlands is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement except as may be required by the securities or similar laws of The Netherlands; and

         5. to the extent the matter is governed or affected by the law of The Netherlands, the Selling Stockholder has valid title to the Shares, and delivery of the Shares pursuant to the Underwriting Agreement will pass title to the Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

         This opinion is being rendered to you at the request of Koninklijke Luchtvaart Maatschappij N.V. and Travel Industry Systems B.V. pursuant to
Section 6(h) of the Underwriting Agreement. This opinion is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                                                       Exhibit H
                                              Opinion of Cravath, Swaine & Moore
                                         U.S. Counsel for Koninklijke Luchtvaart
                              Maatschappij N.V. and Travel Industry Systems B.V.

                                  June __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


                           Galileo International, Inc.
                                 Public Offering

Ladies and Gentlemen:

         We have acted as U.S. counsel for Koninklijke Luchtvaart Maatschappij N.V. and Travel Industry Systems B.V. (the "Selling Stockholder"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement
(the "Shares").

         We have also examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

         Our opinion set forth below is limited to the law of the State of New York and the federal law of the United States, and assumes without independent inquiry the correctness of the opinion of counsel for the Selling Stockholder furnished to you today pursuant to Section 6(h) of the Underwriting Agreement.

         Based upon and subject to the foregoing, we are of opinion that:

                  1. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of the federal law of the United States or the law of the State of New York, except for any contraventions as would not materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement.

                  2. No consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of New York is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement, except as may be required by the Securities Act or the securities or Blue Sky laws of the State of New York.

                  3. To the extent the matter is governed by the law of the State of New York or the General Corporation Law of the State of Delaware, and assuming that each of the Underwriters acquired its interest in such Shares delivered to it in good faith and without notice of any adverse claims, upon delivery of such Shares to such Underwriter endorsed to it or in blank in the State of New York, such Underwriter will acquire ownership of such Shares free of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York).

         This letter is being rendered to you at the request of Koninklijke Luchtvaart Maatschappij N.V. and Travel Industry Systems B.V. pursuant to
Section 6(h) of the Underwriting Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                                                       Exhibit I
                                                     Opinion of _______________,
                                       Portuguese Counsel for Transportes Aereos
                                              Portugueses S.A. and Coporga, Inc.


                                                                   June __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


                           Galileo International, Inc.
                                Public Offering

Ladies and Gentlemen:

         I have acted as counsel for Coporga, Inc. (the "Selling Stockholder"), a wholly-owned subsidiary of Transportes Aereos Portugueses S.A. in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $0.01 par value, set forth opposite the


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
name of the Selling Stockholder in Schedule I to the Underwriting Agreement (the "Shares").

         In such capacity, I have examined and relied as to factual matters upon the representation and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity of the originals of all documents submitted to me as copies.

         My opinion set forth below is limited to the law of the Republic of Italy, and do not express any opinion herein concerning any other law.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. the Selling Stockholder has been duly incorporated and is validly existing as a _______ in good standing under the law of the Republic of Portugal, with corporate power and authority under such law to enter into and perform its obligations under the Underwriting Agreement and to sell, transfer and deliver the Shares as contemplated thereby;

         2. the Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder;

         3. the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of (a) the certificate of incorporation or by-laws or other constitutive documents of the Selling Stockholder, (b) the laws of the Republic of Portugal, or, to my knowledge, any agreement or other instrument that is binding upon the Selling Stockholder and that is material to the Selling Stockholder and its affiliates, taken as a whole, except in the case of this clause (b) for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by the Underwriting Agreement, or (c) to my knowledge, any judgment, order or decree of any governmental body, agency or court of the Republic of Portugal having jurisdiction over the Selling Stockholder;

         4. no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court of the Republic of Portugal


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
         is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement except as may be required by the securities or similar laws of the Republic of Portugal; and

         5. to the extent the matter is governed or affected by the law of the Republic of Italy, the Selling Stockholder has valid title to the Shares, and delivery of the Shares pursuant to the Underwriting Agreement will pass title to the Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

         This opinion is being rendered to you at the request of Coporga, Inc. pursuant to Section 6(i) of the Underwriting Agreement. This opinion is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,


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
                                                                       Exhibit J
                                                         Opinion of ___________,
                                             U.S. Counsel for Transportes Aereos
                                              Portugueses S.A. and Coporga, Inc.

                                  June __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England


                           Galileo International, Inc.
                                 Public Offering

Ladies and Gentlemen:

         We have acted as U.S. counsel for Transportes Aereos Portugueses S.A. and Coporga, Inc. (the "Selling Stockholder"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated May __, 1999 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par value, set forth opposite the name of the Selling Stockholder in Schedule I to the Underwriting Agreement (the "Shares").

         We have also examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

         Our opinion set forth below is limited to the law of the State of New York and the federal law of the United States, and assumes without independent inquiry the correctness of the opinion of counsel for the Selling Stockholder furnished to you today pursuant to Section 6(i) of the Underwriting Agreement.

         Based upon and subject to the foregoing, we are of opinion that:

                  1. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of the federal law of the United States or the law of the State of New York, except for any contraventions as would not materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement.

                  2. No consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of New York is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement, except as may be required by the Securities Act or the securities or Blue Sky laws of the State of New York.

                  3. To the extent the matter is governed by the law of the State of New York or the General Corporation Law of the State of Delaware, and assuming that each of the Underwriters acquired its interest in such Shares delivered to it in good faith and without notice of any adverse claims, upon delivery of such Shares to such Underwriter endorsed to it or in blank in the State of New York, such Underwriter will acquire ownership of such Shares free of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York).

         This letter is being rendered to you at the request of Transportes Aereos Portugueses S.A. and Coporga, Inc. pursuant to Section 6(i) of the Underwriting


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
Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                                                       Exhibit K
                                                          Form of Lock-up Letter


                                  May __, 1999

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
ABN AMRO Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Merrill Lynch International
ABN AMRO Rothschild
Lehman Brothers International (Europe)
Salomon Brothers International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as Representative of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Galileo International, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company (the "Selling Stockholders") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters"), of up to 36,727,600 shares (the "Shares") of the Common Stock ($.01 par value per share) of the Company (the "Common Stock").

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public

Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than any such transaction between an airline stockholder and any affiliate thereof provided that such affiliate has delivered to you on or before the date of such transaction, a "lock-up" agreement, substantially identical to this agreement) (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company, the Selling Stockholders and the Underwriters. Notwithstanding anything to the contrary contained herein, this Agreement shall not become effective until the Underwriting Agreement has been executed and delivered by each of the parties thereto.

                                    Very truly yours,

                                    [NAME OF STOCKHOLDER]


                                       K-2